INDEPENDENT AUDITORS' CONSENT



Board  of  Directors
Vibrant  Health  International  and  subsidiary

We consent to the inclusion in this Registration Statement on Form SB-2, as amended, of our report dated January 25, 2002 on our audit of the consolidated financial statements of Vibrant Health International and subsidiary. We also consent to the reference to our firm under the caption "expert".



                              /s/  Ehrhardt  Keefe  Steiner  &  Hottman  PC
                              ---------------------------------------------
                              Ehrhardt  Keefe  Steiner  &  Hottman  PC


July  30,  2002
Denver,  Colorado